                                                                EXHIBIT 10.2

                       PHOENIX INTERNATIONAL LTD., INC.

                      INCENTIVE STOCK OPTION PLAN -- NO. 2

1. PURPOSE OF PLAN. This Stock Option Plan (the "Plan"), is intended to encourage ownership of shares of Phoenix International Ltd., Inc. (the Corporation), by key employees of the Corporation and to provide additional incentive for them to promote the success of the business.

2. SHARES SUBJECT TO PLAN. There will be reserved for use upon the exercise of options to be granted from time to time under the Plan ("Options"), an aggregate of 21,000 Class E Non-Voting Common Shares, of the par value of $2.50 per share (the "Common Shares"), of the Corporation, which shares shall be authorized but unissued Common Shares. For purposes of the Plan, the "Plan Year" shall be the 12-month period ending on each August 31. Options shall not be granted in any Plan Year for in excess of an aggregate of 21,000 Common Shares; provided, however, that, if an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares covered thereby shall (unless the Plan shall have been terminated) be added to the shares otherwise available for Options which may be granted in accordance with the terms of the Plan.

3. ADMINISTRATION OF PLAN. Subject to the provisions of the Plan, the President shall have plenary authority in his discretion to determine the employees of the Corporation to whom Options shall be granted, the number of shares to be covered by each of the Options, and the time or times at which Options shall be granted; to interpret the Plan; and to prescribe, amend and rescind rules and regulations relating to it.

4. EMPLOYEES TO WHOM OPTIONS SHALL BE GRANTED. An Option shall be granted in each Plan Year to each employee of the Corporation who shall be selected by the President from the class of employees made up of those employees who provide staff services and support to the Corporation and who are not officers or directors of the Corporation and who are not heads of departments of the Corporation, whether or not in any case the grantee shall have received one or more Options hereunder in any previous Plan Year or Years.

        In no event shall an Option that is exercisable more than five years from the date of the grant thereof be granted to any person who, immediately after such Option is granted, owns (as defined in Section 422 and 424 of the Internal Revenue Code of 1986) shares possessing more than 10 percent of the total combined voting power or value of all classes of shares of the Corporation or of its parent or any subsidiary corporation.

5. NUMBER OF SHARES COVERED BY OPTIONS GRANTED TO INDIVIDUAL EMPLOYEES. The number of shares of the Common Stock covered by the Option that shall be granted to any individual employee in any Plan Year shall not exceed 2,500.

6. FACTORS CONSIDERED IN GRANTING OPTIONS. In making any determination as to employees to whom Options shall be granted and as to the number of shares to be covered by such Options, the President shall take into account the duties of the respective employees, their present and potential contributions to the success of the Corporation, and such other factors as the President shall deem relevant in connection with accomplishing the purpose of the Plan.

7. OPTION PRICES. The purchase price of the Common Shares which shall be covered by each Option shall be $2.50 per share of Common Shares, which purchase price is the equivalent of the fair market value of the Common Shares as of the date the Option is granted.

Incentive Stock Option Plan -- No. 2
February 19, 1994
1

8.      TERMS OF OPTIONS.

              (a) Subject to paragraph 8(b) each Option must be exercised upon the earlier of (i) five years from the date of the grant thereof', or (2) the last business day prior to the initial public offering of capital stock of the Corporation. The Option term may be subject to termination prior to the expiration of the period mentioned above, as provided hereinafter.

              (b) No Option shall be granted prior to the date upon which the product described in Exhibit A has been installed and the bank is in balance for five (5) consecutive business days, which date is expected to be May 20, 1994. No Option granted pursuant to this Agreement may be exercised until the product has been installed in the third bank and is in balance for five (5) consecutive days, which date is expected to be August 5, 1994.

9. EXERCISE OF OPTIONS. An Option may be exercised, at any time or from time to time, as to any part of or all the shares which shall be covered thereby; provided, however, that an Option may not be exercised as to less than 100 shares at any one time (or the remaining shares then purchasable under the Option, if less than 100 shares). The purchase price of the shares as to which an Option shall be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 12 and 13 hereof, an Option may not be exercised at any time unless the holder thereof shall have been in the continuous employ of the Corporation from the date of the granting of the Option to the date of its exercise. The holder of an Option shall not have any of the rights of a shareholder with respect to the shares covered by his Option, except to the extent that one or more certificates for such shares shall be delivered to him upon the due exercise of the Option.

10. NONTRANSFERABILITY. An Option shall not be transferable otherwise than by will or the laws of descent and distribution, and an Option may be exercised, during the lifetime of the employee, only by such employee.

11. EMPLOYEE'S AGREEMENT TO SERVE. Each employee receiving an Option shall, as one of the terms of the option agreement hereinafter referred to, agree that he will, during such employment, devote his full business time, energy, and skill to the service of the Corporation, subject to vacations, sick leaves, and military absences. Such employment, subject to the provisions paragraph 12 hereof and subject also to the provisions of any contract between the Corporation and such employee, shall be at the pleasure of the Corporation and at such compensation as the Corporation shall reasonably determine. Any termination of such employee's employment during the period which he has agreed pursuant to the foregoing provisions of this paragraph 11 to remain in employment that is either (a) for cause or (b) voluntary on the part of the employee and without the consent of the Corporation shall be deemed a violation by the employee of his agreement. In the event of such violation, any Option or Options held by him, to the extent not previously exercised, shall immediately terminate.

12. TERMINATION OF EMPLOYMENT. In the event that the employment of any employee to whom an Option shall have been granted shall be terminated (otherwise than by reason of death or disability), such Option shall terminate. So long as the holder of any Option shall continue to be an employee of the Corporation, his Option shall not be affected by any change in his duties or position. Nothing in the Plan or in any option agreement shall confer upon any employee any right to continue in the employ of the Corporation, or interfere in any way with the right of the Corporation to terminate his employment at any time.

13. DEATH OR DISABILITY OF EMPLOYEE. If an employee to whom an Option shall have been granted shall die or become disabled while he shall be employed by the Corporation such Option may be exercised (to the extent that the employee shall have been entitled to do so at the date of his death or disability) by a beneficiary or beneficiaries of the employee under his last will or as



Incentive Stock Option Plan -- No. 2
February 19, 1994
2
designated in the Option Agreement, or by his personal representatives or distributees, at any time within three months after his death (but not more than five years after the date on which such Option shall have been granted). In the case of an employee's disability, the employee shall exercise said Option within one (1) year following his termination of employment due to disability (within the meaning of the term as defined in Section 22(e) of the Internal Revenue Code of 1986).

14. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of changes in the outstanding Common Shares of the Corporation by reason of share dividends, split-ups, recapitalizations, mergers, consolidations, combination or exchange of shares, separations, reorganizations, or liquidations, the number and class of shares available under the Plan in the aggregate and in any Plan Year and the maximum number of shares as to which Options may be granted to any employee shall be correspondingly adjusted by the President. Notwithstanding the foregoing, no adjustment shall be made in the minimum number of shares that may be purchased at any time.

15. EFFECTIVENESS OF PLAN. The Plan shall become effective on such date as the Board of Directors shall determine, but only after:

        (a) the shareholders of the Corporation shall, by the affirmative vote of a majority in interest of all shareholders owning capital stock with voting rights have approved the Plan; and

        (b) the President shall have been advised by counsel that all applicable legal requirements have been complied with.

16. TIME OF GRANTING OPTIONS. Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or the stockholders of the Corporation nor any action taken by the President shall constitute the granting of any Option. The granting of an Option shall take place only when a written option agreement substantially in the form of the Option agreement that is attached hereto and marked Exhibit "B" shall have been duly executed and delivered by or on behalf of the Corporation and by the employee to whom such Option shall be granted.

17. LIMITATION. No employee eligible to participate herein shall be granted Options to purchase Common Shares which are exercisable during any one calendar year, to the extent that the fair market value of such shares (determined at the time of the grant of the Option) exceeds $100,000. No employee shall be given the opportunity to exercise options granted hereunder with respect to shares valued in excess of $100,000 in any calendar year, except and to the extent that the Options shall have accumulated over a period in excess of one year.

18. TERMINATION AND AMENDMENT OF PLAN. The Plan shall terminate on January 31, 1999, and an Option shall not be granted under the Plan after that date. The Plan (including the form of option agreement that is attached hereto and marked Exhibit "B") may at any time or from time to time be terminated, modified, or amended by the affirmative vote of a majority in interest of all of the shares of the Corporation entitled to vote. The Board of Directors may at any time and from time to time modify or amend the Plan (including such form of option agreement) in such respects as it shall deem advisable in order that the Options shall continue to be "incentive stock options" as defined in Section
422 of the Internal Revenue Code of 1986, as amended, or to conform to any change in the law, or in any other respect which shall not change:

        (a) the maximum number of shares for which Options may be granted under the Plan either in the aggregate or in any Plan Year or to any individual employee;

        (b) the option prices other than to change the manner of determining the fair market value of the Common Shares for the purposes of paragraph 7 hereof to



Incentive Stock Option Plan -- No. 2
February 19, 1994
3
        conform with any then applicable provisions of the Internal Revenue Code or regulations thereunder;

        (c)  the periods during which Options may be granted or exercised:

        (d) the provisions relating to the determination of employees to whom Options shall be granted and the numbers of shares to be covered by such Options; or

        (e) the provisions relating to adjustments to be made upon changes in capitalization.

The termination of any modification or amendment of the Plan shall not, without the consent of an employee, affect his rights under an Option previously granted to him.

19.     REDEMPTION OF COMMON SHARES.

        (a) Notwithstanding any provisions to the contrary contained in the Stockholders Agreement in effect as of the date Options are granted pursuant to this Plan, the terms and conditions set forth herein shall govern the sale or disposition of Common Shares purchased by exercising such Option(s). The Option holder's execution of the Agreement in the form attached hereto as Exhibit B shall constitute an addendum and joinder to said Stockholders Agreement. To the extent the terms and conditions of the Stockholders Agreement are not inconsistent with the terms and conditions set forth in the Plan and the Agreement attached as Exhibit B, said terms and conditions shall remain in full force and effect.

(b) In the event of the termination of employment for any reason, including death, disability or retirement, the Corporation shall have the option to purchase the Common Shares from the Employee, his legal guardian or the personal representative of his estate. The purchase price shall be equal to the Option Price plus four percent (4%) per annum measured from the date of exercise. The Corporation shall exercise its option within sixty (60) days following the termination of employment. If the Corporation fails to timely exercise said option, the employee may dispose of said Common Shares subject to the following conditions:

             (1) the Corporation shall have the first right of refusal as to any subsequent sale or other disposition upon the same terms and conditions of such sale or other disposition to a third party; and

             (2) no sale or other disposition shall be made unless counsel for the Corporation renders its opinion that the sale or other disposition is subject to an exemption under applicable federal and state securities laws.

20. This incentive Stock Option Plan -- No. 2 was adopted by the Corporation on February 19, 1994, with an effective date of February 19, 1994.


                                          PHOENIX INTERNATIONAL LTD., INC.


Attest:  /s/                              By: /s/ Bahram Yusefzadeh
        ---------------------                 ---------------------------
             Secretary                        Bahram Yusefzadeh President



Incentive Stock Option Plan -- No. 2
February 19, 1994
4

                                   EXHIBIT A
                            FORM OF OPTION AGREEMENT


            Please see individual employee's Stock Option Agreement.






Incentive Stock Option Plan -- No. 2
February 19, 1994
5